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The Simply Good Foods Company

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The Simply Good Foods Company Nominates

Joseph Schena to Join Board of Directors

Denver, CO, December 10, 2020 - The Simply Good Foods Company (Nasdaq: SMPL) (“Simply Good Foods,” or the “Company”), a developer, marketer and seller of branded nutritional foods and snacking products, today announced that Joseph Schena has been nominated as an independent director for election at the Company’s January 21, 2021 Annual Meeting of Stockholders. As previously planned pursuant to the board’s mandatory retirement policy, Arvin “Rick” Kash will not stand for reelection at the 2021 Annual Meeting of Stockholders and his term will expire at the January meeting.

Mr. Schena, 62, is a consumer products industry executive with 40 years of experience in the areas of Financial Operations and Accounting, Strategy and Business Planning, Investor Relations and Mergers & Acquisitions. “Joe’s retail and consumer packaged goods background and experience, as well as his financial acumen, would make him a great addition to the Company’s board of directors,” said Joseph E. Scalzo, President and Chief Executive Officer of Simply Good Foods.

Mr. Schena had served as the Chief of Staff at Cohen Enterprises focused on C&S Wholesale Grocers and Warehouse Technologies from November 2015 until April 2019. Mr. Schena also served as a director of Warehouse Technologies until January 2020. Previously, Mr. Schena served as Chief Financial Officer and Executive Vice President at C&S Wholesale Grocers. Prior to joining Cohen Enterprises, Mr. Schena served as the Chief Executive Officer and President at Bacardi International Limited and as the Chief Financial Officer of Bacardi Limited. Mr. Schena was an Operating Partner at Centerview Capital Consumer from 2007 to 2012 focused on financial operations of portfolio companies. Prior to that, Mr. Schena held various senior financial and strategy positions at The Gillette Company, Nabisco Foods and Kraft General Foods. Additionally, Mr. Schena was previously a director of Conyers Park II Acquisition Corp. and Welsh Foods. Mr. Schena received an M.B.A. in Finance and a B.B.A. in Accounting from Iona College.

“Rick Kash has served on our board since July of 2017. His marketing and strategic capabilities made him a tremendous board member and he could always be counted on to provide valuable consumer insights,” said James M. Kilts, Chairman of the board of directors. “On behalf of Simply Good Foods’ senior management team and our entire board, we are grateful for Rick’s contributions and input over the last three and half years.”

About The Simply Good Foods Company

The Simply Good Foods Company (Nasdaq: SMPL), headquartered in Denver, Colorado, is a highly-focused food company with a product portfolio consisting primarily of nutrition bars, ready-to-drink shakes, sweet and salty snacks and confectionery products marketed under the Atkins®, Quest®, and Atkins Endulge® brand names. Simply Good Foods is poised to expand its wellness platform through innovation and organic growth along with investment opportunities in the snacking space and broader food category. Simply Good Foods aims to lead the nutritious snacking movement with trusted brands that offer a variety of convenient, innovative, great-tasting, better-for-you snacks and meal replacements. For more information, please http://www.thesimplygoodfoodscompany.com.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by or include words such as “will”, “expect”, “intends” or other similar words, phrases or expressions. These forward-looking statements include the expected effects from the COVID-19 outbreak, statements regarding the integration of Quest, future plans for the Company, the estimated or anticipated future results and benefits of the Company’s future plans and operations, future capital structure, future opportunities for the Company, and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties and the Company’s business and actual results may differ materially. These risks and uncertainties include, but are not limited to the effect of the COVID-19 outbreak on the Company's business, suppliers (including its contract manufacturing and logistics suppliers), customers, consumers and employees along with disruptions or inefficiencies in the supply chain resulting from any effects of the COVID-19 outbreak; achieving the anticipated benefits of the Quest acquisition; difficulties and delays in achieving the synergies and cost savings in connection with the Quest acquisition; changes in the business environment in which the Company operates including general financial, economic, capital market, regulatory and political conditions affecting the Company and the industry in which the Company operates; changes in consumer preferences and purchasing habits; the Company’s ability to maintain adequate product inventory levels to timely supply customer orders; changes in taxes, tariffs, duties, governmental laws and regulations; the availability of or competition for other brands, assets or other opportunities for investment by the Company or to expand the Company’s business; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of the Company’s or Quest’s management team; and other risk factors described from time to time in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission from time to time. In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date, and cautions investors not to place undue reliance on any such forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication.

Investor Contact

Mark Pogharian

Vice President, Investor Relations, Treasury and Business Development

The Simply Good Foods Company

(720) 768-2681

mpogharian@simplygoodfoodsco.com

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